UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 9, 2020 (June 5, 2020)

SEQUENTIAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37656	47-4452789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 West 26th Street, 9th Floor, New York, New York 10001

(Address of Principal Executive Offices/Zip Code)

(646) 564-2577

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SQBG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of Sequential Brands Group, Inc. (the “Company”) was held on June 5, 2020. The stockholders of the Company voted as follows on the matters set forth below.

1.        Election of Two Class III Directors. The following nominees for director were elected to serve terms expiring at the annual meeting of stockholders in 2023, based on the following votes:

				Broker
Names	For	Against	Abstain	Non-Votes
Al Gossett	31,338,551	1,928,771	8,551,450	12,819,819
Aaron Hollander	31,410,096	1,850,227	8,558,449	12,819,819

2.        Ratification of the Appointment of CohnReznick LLP. The appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for 2020 was ratified, based on the following votes:

			Broker
For	Against	Abstain	Non-Votes
43,232,130	573,506	10,832,955	—

3.       Advisory Approval of the Compensation of the Company’s Named Executive Officers. The stockholders approved the advisory vote on the compensation of the Company’s Named Executive Officers, based on the following votes:

			Broker
For	Against	Abstain	Non-Votes
31,154,151	2,041,054	8,623,567	12,819,819

4.       Approval of an Amendment to the Sequential Brands Group, Inc. 2013 Stock Incentive Plan to Increase the Number of Shares of Common Stock Authorized for Issuance thereunder by 2,500,000 shares. The stockholders approved an amendment to the Company’s 2013 Stock Incentive Plan to increase the number of shares authorized for issuance thereunder by 2,500,000 shares, based on the following votes:

			Broker
For	Against	Abstain	Non-Votes
32,272,726	1,009,985	8,536,061	12,819,819

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Sequential Brands Group, Inc. 2013 Stock Incentive Compensation Plan, as amended on March 2, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sequential Brands Group, Inc.

Date: June 9, 2020	By:	/s/ Daniel Hanbridge
	Name:	Daniel Hanbridge
	Title:	Senior Vice President and Interim Chief Financial Officer